Certification
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Cambria ETF Trust, with respect to the registrant’s Form N-CSR for the period ended April 30, 2016 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated:  July 8, 2016

/s/ Eric Richardson
Eric Richardson
President

Certification
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Principal Financial Officer of Cambria ETF Trust, with respect to the registrant’s Form N-CSR for the period ended April 30, 2016 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: July 8, 2016

/s/ Peter Rodriguez
Peter Rodriguez
Principal Financial Officer